EXHIBIT 32.3
Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (the “Periodic Report”), I, Jennifer Boyd, Chief Accounting Officer of Professional Holding Corp. (the “Company”) hereby certify that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2022	/s/ Jennifer Boyd
Name: Jennifer Boyd
Title: Chief Accounting Officer